Exhibit 10.35

SECOND AMENDMENT AND CONSENT TO THE CREDIT AGREEMENT

SECOND AMENDMENT AND CONSENT TO THE CREDIT AGREEMENT (this “Second Amendment”), dated as of February 16, 2007 among GENERAL MARITIME CORPORATION, a Marshall Islands corporation (the “Borrower”), the lenders party from time to time to the Credit Agreement referred to below (the “Lenders”), and NORDEA BANK FINLAND PLC, NEW YORK BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent.  Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

W I T N E S S E T H :

WHEREAS, the Borrower, the Lenders and the Administrative Agent have entered into a Credit Agreement, dated as of October 26, 2005 (as amended, modified or supplemented from time to time, the “Credit Agreement”);

WHEREAS, subject to the terms and conditions set forth below, the parties hereto wish to amend and/or waive certain provisions of the Credit Agreement as provided herein;

NOW, THEREFORE, it is agreed;

A.                                   Amendments to the Credit Agreement

1.          Section 4.02(b) of the Credit Agreement is hereby amended by deleting the table appearing therein and inserting the table below in lieu thereof:

Scheduled Commitment Reduction Date	Amount
October 26, 2009	$50,062,500
April 26, 2010	$50,062,500
October 26, 2010	$50,062,500
April 26, 2011	$50,062,500
October 26, 2011	$50,062,500
April 26, 2012	$50,062,500
Maturity Date	$599,625,000

2.          Section 8.01(d) is hereby amended by deleting the existing text of the first sentence thereof and replacing in lieu thereof the following new text:

“As soon as available but not more than 45 days after the commencement of each fiscal year of the Borrower beginning with its fiscal year commencing on January 1, 2006, a budget of the Borrower and its Subsidiaries in reasonable detail for each of the twelve months and four fiscal quarters of such fiscal year.”.

3.          Section 9.03(iii) of the Credit Agreement is hereby amended by replacing the existing text thereof in its entirety and replacing in lieu thereof the following new text:

“(iii) the Borrower may make, pay or declare cash Dividends; provided that, for all Dividends paid pursuant to this clause (iii):

(A)          such Dividends are paid within 90 days of the declaration thereof;

(B)           no Default or Event of Default has occurred and is continuing (or would arise after giving effect thereto) at the time of declaration of such Dividends,

(C)           no Significant Default has occurred and is continuing (or would arise after giving effect thereto) at the time of payment of such Dividends, and

(D)          (x) (I) the aggregate Dividends paid in respect of a fiscal quarter shall not exceed, for any Dividends declared with respect to the fiscal quarter ended December 31, 2006, the sum of the Permitted Dividend Amount for such fiscal quarter and the Additional Permitted Shareholder Payment Amount at the time of declaration and payment, (II) such Dividends paid in respect of a fiscal quarter shall only be paid after the date of delivery of quarterly or annual financial statements for such fiscal quarter, pursuant to Sections 8.01(a) and (b), as the case may be, and on or prior to 45 days after the immediately succeeding fiscal quarter and (III) on or prior to the payment of such Dividends, the Borrower shall deliver to the Administrative Agent an officer’s certificate signed by the Chief Financial Officer of the Borrower, certifying that the requirements set forth in clauses (A) through (D) are satisfied and setting forth the calculation of the Permitted Dividend Amount and the Additional Permitted Shareholder Payment Amount in reasonable detail; and

(y) the aggregate Dividends paid in respect of a fiscal quarter shall not exceed, for any Dividends with respect to the fiscal quarters ended on or after March 31, 2007, $0.50 per common share (with such amount to be adjusted for any stock dividends, stock splits and stock combinations issued after February 16, 2007), of the Borrower.”.

4.          Section 9.03(iv) of the Credit Agreement is hereby amended by replacing the existing text thereof in its entirety and replacing in lieu thereof the following new text:

“(iv)        the Borrower may pay Dividends, including Stock Buy-Backs; provided that for all Dividends made pursuant to this clause (iv), (A) no Default or Event of Default has occurred and is continuing at the time of such Dividends (or would arise after giving effect thereto), (B) the aggregate amount at any time expended on Dividends made pursuant to this clause (iv) after February 16, 2007 shall not exceed the sum of (x) $50,000,000 plus (y) 50% of Cumulative Net Excess Cash Flow and (C) not later than fifteen (15) days after the end of an calendar quarter in which any Dividends have occurred, the Borrower shall deliver to the Administrative Agent an officer’s certificate signed by the Chief Financial Officer of the Borrower, certifying that the requirements set forth in clauses (A), and (B) are satisfied and setting forth the calculation the Cumulative Net Excess Cash Flow in reasonable detail; and”.

5.          Section 9.03 of the Credit Agreement is hereby further amended by adding the following new clause (v) following clause (iv):

“(v)  the Borrower may make, pay or declare the Special Dividend provided that, (A) such Special Dividend is paid within 90 days of the declaration thereof; (B) no Default or Event of Default has occurred and is continuing (or would arise after giving effect thereto) at the time of declaration or payment of such Special Dividend, and (C) on or prior to the payment of such Special Dividend, the Borrower shall deliver to the Administrative Agent an officer’s certificate signed by the Chief Financial Officer of the Borrower, certifying that the requirements set forth in clauses (A) through (B) are satisfied and setting forth the calculation of the amount of the Special Dividend.”.

6.          Section 9.07 of the Credit Agreement is hereby amended by deleting the existing text in its entirety and inserting in lieu thereof the following new text:

“9.07  Minimum Cash Balance.  (a) At any time prior to April 1, 2007, the Borrower will not permit the sum of (x) unrestricted cash and Cash Equivalents held by the Borrower and its Subsidiaries plus (y) the lesser of (i) the Total Available Unutilized Commitment and (ii) $50,000,000, to be less than  $100,000,000.

(b)  At any time on or after April 1, 2007, the Borrower will not permit the sum of (x) unrestricted cash and Cash Equivalents held by the Borrower and its Subsidiaries plus (y) the lesser of (i) the Total Available Unutilized Commitment and (ii) $25,000,000, to be less than $50,000,000.”.

7.             Section 9.08 of the Credit Agreement is hereby amended by inserting “ended on or prior to March 31, 2007” immediately following the phrase “fiscal quarter” appearing therein.

8.             Section 9.09 of the Credit Agreement is hereby amended by deleting the existing text in its entirety and inserting in lieu thereof the following new text:

“9.09  Minimum Consolidated Net Worth.   The Borrower will not permit the Consolidated Net Worth at any time prior to the Business Day preceding the payment of the Special Dividend to be less than $500,000,000.”.

9.             Section 9 of the Credit Agreement is hereby amended by inserting the following new Section 9.15 at the end thereof:

“9.15  Net Debt to EBITDA Ratio.  The Borrower will not permit the Net Debt to EBITDA Ratio to be greater than 5.5:1.00 on the last day of any fiscal quarter at any time from April 1, 2007.”

10.                  Section 11.01 of the Credit Agreement is hereby amended by inserting the following new definitions in appropriate alphabetical order:

“Adjusted Consolidated Working Capital” shall mean, at any time, Consolidated Current Assets (but excluding therefrom all cash and Cash Equivalents) less Consolidated Current Liabilities at such time.

“Consolidated Current Assets” shall mean, at any time, the consolidated current assets of the Borrower and its Subsidiaries at such time.

“Consolidated Current Liabilities” shall mean, at any time, the consolidated current liabilities of the Borrower and its Subsidiaries at such time, but excluding the current portion of any Indebtedness under this Agreement and the current portion of any other long-term Indebtedness which would otherwise be included therein.

“Consolidated EBIT” shall mean, for any period, the Consolidated Net Income for such period, before interest expense and provision for taxes based on income and without giving effect to any extraordinary gains or losses or gains or losses from sales of assets other than inventory sold in the ordinary course of business.

“Consolidated EBITDA” shall mean, for any period, Consolidated EBIT, adjusted by adding thereto the amount of (i) all amortization of intangibles and depreciation and (ii) non-cash management incentive compensation, in each case that were deducted in arriving at Consolidated EBIT for such period.

“Cumulative Net Excess Cash Flow” shall mean, at any date of determination, the cumulative amount of Excess Cash Flow from January 1, 2007 minus the aggregate amount of all Dividends paid pursuant to Section 9.03(iii)(D)(y).

“Excess Cash Flow” shall mean, for any period (a) the sum of, without duplication, (i) Consolidated Net Income excluding any gains or losses arising from any Interest Rate Protection Agreements for such period and (ii) the decrease, if any, in Adjusted Consolidated Working Capital from the first day to the last day of such period, minus (b) the sum of, without duplication, (i) the aggregate amount of all capital expenditures (including amounts paid for Vessel Acquisitions) made by the Borrower and its Subsidiaries during such period (other than capital expenditures to the extent financed with equity proceeds, asset sale proceeds, insurance proceeds or Indebtedness), (ii) the aggregate amount of permanent principal payments of Indebtedness for borrowed money of the Borrower and its Subsidiaries during such period (other than (1) repayments made with the proceeds of asset sales, sales or issuances of equity, insurance or Indebtedness and (2) payments of Loans and/or other Obligations, provided that repayments of Loans shall be deducted in determining Excess Cash Flow to the extent such repayments were (x) required as a result of a Scheduled Repayment pursuant to Section 4.02(b) or (y) made as a voluntary prepayment pursuant to Section 4.01 with internally generated funds (but only to the extent accompanied by a voluntary reduction to the Total Revolving Loan Commitment in an amount equal to such prepayment)), and (iii) the increase, if any, in Adjusted Consolidated Working Capital from the first day to the last day of such period.

“Net Debt to EBITDA Ratio” shall mean, at any date of determination, the ratio of Consolidated Indebtedness on such date less unrestricted cash and Cash Equivalents held by the Borrower or its Subsidiaries on such date to Consolidated EBITDA for such Test Period ending on such date.

“Special Dividend” shall mean a one-time cash Dividend of up to $15 per share to be paid on or prior to December 31, 2007; provided that the aggregate amount of the Special Dividend shall not exceed $500,000,000.

11.        Schedule I of the Credit Agreement is hereby amended by deleting the existing Schedule I in its entirety and inserting Exhibit A attached hereto in lieu thereof.

B.                                     Consent

1.          Notwithstanding anything to the contrary contained in Section 9.02 of the Credit Agreement, the Required Lenders hereby consent to the dissolution of the following Subsidiary Guarantors (such Subsidiaries, the “Dissolving Subsidiaries”):

Company Name	Jurisdiction
GMR Alta LLC	Liberia
GMR Baltic LLC	Liberia
GMR Conqueror LLC	Liberia
GMR George LLC	Liberia
GMR Harriet LLC	Liberia
GMR Ocean LLC	Liberia
GMR Spirit LLC	Liberia

GMR Ariston LLC	Marshall Islands
GMR Boss	Marshall Islands
GMR Centaur LLC	Marshall Islands
GMR Gabriel LLC	Marshall Islands
GMR Macedon LLC	Marshall Islands
GMR Malta LLC	Marshall Islands
GMR Nestor LLC	Marshall Islands
GMR Prometheus LLC	Marshall Islands
GMR Sky LLC	Marshall Islands
GMR Transporter LLC	Marshall Islands
GMR Traveller LLC	Marshall Islands
GMR Zoe LLC	Marshall Islands

GMR Pacific Limited	Malta
Genmar West Virginia Ltd.	Malta
Genmar Kentucky Ltd.	Malta

The Borrower hereby represents and warrants to the Lenders that the Dissolving Subsidiaries do not own any Vessels or material assets.

C.                                     Miscellaneous Provisions

1.          In order to induce the Lenders to enter into this Second Amendment, the Borrower hereby represents and warrants to each of the Lenders that immediately after giving effect to this Second Amendment (i) all of the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the Second Amendment Effective Date (as defined below) (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and (ii) there exists no Default or Event of Default on the Second Amendment Effective Date.

2.          This Second Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

3.          This Second Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  A complete set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

4.          THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5.          This Second Amendment shall become effective on the date (the “Second Amendment Effective Date”) when:

(i)                                     the Borrower, each Subsidiary Guarantor and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent; and

(ii)                                  each Vessel Mortgage shall have been amended (such amendments, the “Vessel Mortgage Amendments”) in a manner reasonably satisfactory in form and substance to the Administrative Agent to secure the Obligations;

(iii)                               the Administrative Agent shall have received a certificate, dated the Second Amendment Effective Date, signed by an Authorized Officer, member or general partner of each Credit Party, and attested to by the secretary or any assistant secretary (or, to the extent such Credit Party does not have a secretary or assistant secretary, the analogous Person within such Credit Party) of such Credit Party, as the case may be, together with copies of the resolutions of such Credit Party referred to in such certificate, and the foregoing shall be reasonably acceptable to the Administrative Agent;

(iv)                              the Administrative Agent shall have received from Kramer Levin Naftalis & Frankel LLP, special New York counsel to the Borrower and its Subsidiaries reasonably satisfactory to the Administrative Agent, an opinion addressed to the Administrative Agent and each of the Lenders and dated the Second Amendment Effective Date, in form and substance reasonably acceptable to the Administrative Agent, and covering such matters incident to this Amendment as the Administrative Agent may reasonably request;

(v)                                 the Administrative Agent shall have received from Constantine P. Georgiopoulos, special New York maritime counsel to the Borrower and its Subsidiaries, an opinion addressed to the Administrative Agent and each of the Lenders and dated the Second Amendment Effective Date, in form and substance satisfactory to the Administrative Agent, and covering such matters incident to this Amendment as the Administrative Agent may reasonably request, including the Vessel Mortgage Amendments;

(vi)                              the Administrative Agent shall have received from George E. Henries, Esq., special Liberian counsel to the Borrower and its Subsidiaries, an opinion addressed to the Administrative Agent and each of the Lenders and dated the Second Amendment Effective Date, in form and substance satisfactory to the Administrative Agent, and covering such matters incident to this Amendment as the Administrative Agent may reasonably request, including the Vessel Mortgage Amendments;

(vii)                           the Administrative Agent shall have received from Dennis J. Reeder, Esq., special Marshall Islands counsel to the Borrower and its Subsidiaries, an opinion addressed to the Administrative Agent and each of the Lenders and dated the Second Amendment Effective Date,  in form and substance satisfactory to the Administrative Agent, and covering such matters incident to this Amendment as the Administrative Agent may reasonably request, including the Vessel Mortgage Amendments; and

(viii)                        the Borrower shall have paid to the Administrative Agent and the Lenders all reasonable fees, costs and expenses (including without limitation, legal fees and expenses) payable to the Administrative Agent and the Lenders to the extent then due.

6.          The Borrower hereby covenants and agrees, so long as the Second Amendment Effective Date occurs, to pay to each Lender which has executed and delivered to the Administrative Agent (or its designee) a counterpart hereof by 12:00 Noon (New York time) on February 16, 2007 a non-refundable cash amendment fee equal to 0.075% of its Commitment (after giving effect to the increase in Commitments pursuant to this Second Amendment), which fee shall not be subject to counterclaim or set-off, or be otherwise affected by, any claim or dispute relating to any other matter and shall be paid by the Borrower to the Administrative Agent for distribution to such Lenders on the Second Amendment Effective Date or, if such Lender has not executed the Second Amendment by the Second Amendment Effective Date, two Business Days thereafter.

7.          From and after the Second Amendment Effective Date, all references in the Credit Agreement and in the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

*              *              *

IN WITNESS WHEREOF, the undersigned have caused this Second Amendment to be duly executed and delivered as of the date first above written.

GENERAL MARITIME CORPORATION

By:	/s/ John C. Georgiopoulos
Name: John C. Georgiopoulos
Title: Executive Vice President

NORDEA BANK FINLAND PLC, NEW YORK BRANCH, Individually and as Administrative Agent

By:	/s/ Hans Chr. Kjelsrud
Name: Hans Chr. Kjelsrud
Title: Executive Vice President

By:	/s/ Colleen M. Durkin
Name: Colleen Durkin
Title: Vice President

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF FEBRUARY 16, 2007, TO THE CREDIT AGREEMENT, DATED AS OF OCTOBER 26, 2005, AMONG GENERAL MARITIME CORPORATION, THE LENDERS PARTY THERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

ALLIANCE & LEICESTER COMMERCIAL BANK PLC

By:	/s/ C.S. Jones
Name: C.S. Jones
Title: Director of Corporate & Structured Finance

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF FEBRUARY 16, 2007, TO THE CREDIT AGREEMENT, DATED AS OF OCTOBER 26, 2005, AMONG GENERAL MARITIME CORPORATION, THE LENDERS PARTY THERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

ALLIED IRISH BANKS PLC

By:	/s/ Raymond Blake
Name:Raymond Blake
Title: Manager, AIB

By:	/s/ Catherine Malee
Name: Catherine Malee
Title: Manager, AIB

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF FEBRUARY 16, 2007, TO THE CREDIT AGREEMENT, DATED AS OF OCTOBER 26, 2005, AMONG GENERAL MARITIME CORPORATION, THE LENDERS PARTY THERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

:	NAME OF INSTITUTION

THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND

	By:	/s/ Russel Parker
Name: Russel Parker
Title: Senior Director, Marine Finance

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF FEBRUARY 16, 2007, TO THE CREDIT AGREEMENT, DATED AS OF OCTOBER 26, 2005, AMONG GENERAL MARITIME CORPORATION, THE LENDERS PARTY THERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

BAYERISCHE HYPO-UND VEREINSBANK AG

By:	/s/ Silvana Nicolini
Name: Silvana Nicolini

By:	/s/ Martin Borchert
Name: Martin Borchert

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF FEBRUARY 16, 2007, TO THE CREDIT AGREEMENT, DATED AS OF OCTOBER 26, 2005, AMONG GENERAL MARITIME CORPORATION, THE LENDERS PARTY THERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

CITIBANK, N.A.

By:	/s/ Robert Malleck
Name: Robert Malleck
Title: Vice President

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF FEBRUARY 16, 2007, TO THE CREDIT AGREEMENT, DATED AS OF OCTOBER 26, 2005, AMONG GENERAL MARITIME CORPORATION, THE LENDERS PARTY THERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

CREDIT INDUSTRIEL ET COMMERCIAL, NEW YORK BRANCH

By:	/s/ Alex Aupoix
Name: Alex Aupoix
Title:Vice President

By:	/s/ Adrienne Molloy
Name: Adrienne Molloy
Title:Vice President

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF FEBRUARY 16, 2007, TO THE CREDIT AGREEMENT, DATED AS OF OCTOBER 26, 2005, AMONG GENERAL MARITIME CORPORATION, THE LENDERS PARTY THERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

DANISH SHIP FINANCE A/S
(DANMARKS SKIBSKREDIT A/S)

By:	/s/ Denis Donbo
Name: Denis Donbo
Title: Senior Vice President

By:	/s/ Kate Nielsen
Name: Kate Nielsen

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF FEBRUARY 16, 2007, TO THE CREDIT AGREEMENT, DATED AS OF OCTOBER 26, 2005, AMONG GENERAL MARITIME CORPORATION, THE LENDERS PARTY THERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

DnB NOR BANK ASA

By:	/s/ Nikolai A. Nachamkin
Name: Nikolai A. Nachamkin
Title: Senior Vice President

By:	/s/ Pal Magnussen
Name: Pal Magnussen
Title: Vice President

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF FEBRUARY 16, 2007, TO THE CREDIT AGREEMENT, DATED AS OF OCTOBER 26, 2005, AMONG GENERAL MARITIME CORPORATION, THE LENDERS PARTY THERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

DRESDNER BANK AG

By:	/s/ Jens von Flave

Name: Jens von Flave
Title: Assistant Manager

By:	/s/ Jurgen Polm
Name: Jurgen Polm
Title: Head of Credit Management: Ships & Yards

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF FEBRUARY 16, 2007, TO THE CREDIT AGREEMENT, DATED AS OF OCTOBER 26, 2005, AMONG GENERAL MARITIME CORPORATION, THE LENDERS PARTY THERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

FORTIS CAPITAL CORP.

By:	/s/ Svein Engh
Name: Svein Engh
Title: Managing Director

By:	/s/ Carl Rasmussen
Name: Carl Rasmussen
Title: Senior Vice President

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF FEBRUARY 16, 2007, TO THE CREDIT AGREEMENT, DATED AS OF OCTOBER 26, 2005, AMONG GENERAL MARITIME CORPORATION, THE LENDERS PARTY THERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

HSH NORDBANK AG

By:	/s/ Stefan Noll
Name: Stefan Noll
Title: Vice President

By:	/s/ Thorsten Lundius
Name: Thorsten Lundius
Title: Vice President

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF FEBRUARY 16, 2007, TO THE CREDIT AGREEMENT, DATED AS OF OCTOBER 26, 2005, AMONG GENERAL MARITIME CORPORATION, THE LENDERS PARTY THERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

LLOYDS TSB BANK PLC

By:	/s/ Anothony Stevens
Name: Anthony Stevens
Title: Associate Director, Portfolio Management

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF FEBRUARY 16, 2007, TO THE CREDIT AGREEMENT, DATED AS OF OCTOBER 26, 2005, AMONG GENERAL MARITIME CORPORATION, THE LENDERS PARTY THERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

NATIXIS, FORMERLY KNOWN AS NATEXIS BANQUES POPULAIRES

By:	/s/ Antoine Saint Olive
Name: Antoine Saint Olive

By:	/s/ Michel Degermann
Name: Michel Degermann
Title: Head of Shipping Finance

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF FEBRUARY 16, 2007, TO THE CREDIT AGREEMENT, DATED AS OF OCTOBER 26, 2005, AMONG GENERAL MARITIME CORPORATION, THE LENDERS PARTY THERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

THE ROYAL BANK OF SCOTLAND

By:	/s/ Adrian Meadows
Name: Adrian Meadows
Title: Director, Ship Finance Portfolio Management

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF FEBRUARY 16, 2007, TO THE CREDIT AGREEMENT, DATED AS OF OCTOBER 26, 2005, AMONG GENERAL MARITIME CORPORATION, THE LENDERS PARTY THERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

SKANDINAVISKA ENSKILDA BANKEN AB (PUBL)

By:	/s/ S. Lewallen
Name: S. Lewallen
Title: Global Head

By:	/s/ J. Pratt
Name: J. Pratt
Title: Client Executive

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF FEBRUARY 16, 2007, TO THE CREDIT AGREEMENT, DATED AS OF OCTOBER 26, 2005, AMONG GENERAL MARITIME CORPORATION, THE LENDERS PARTY THERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ Masakazu Hasegawa
Name: Masakuza Hasegawa
Title: Joint General Manager

Acknowledged and Agreed by:

GMR AGAMEMNON LLC,
GMR AJAX LLC,
GMR ALEXANDRA LLC,
GMR ARGUS LLC,
GMR CHALLENGER LLC,
GMR CHAMP LLC,
GMR COMMANDER LLC,
GMR CONSTANTINE LLC,
GMR DEFIANCE LLC,
GMR ENDURANCE LLC,
GMR GULF LLC,
GMR HARRIET G LLC,
GMR HECTOR LLC,
GMR HONOUR LLC,
GMR HOPE LLC,
GMR HORN LLC,
GMR KESTREL LLC,
GMR LEONIDAS LLC,
GMR MINOTAUR LLC,
GMR ORION LLC,
GMR PERICLES LLC,
GMR PHOENIX LLC,
GMR PRINCESS LLC,
GMR PROGRESS LLC,
GMR REVENGE LLC,

By:	/s/ John C. Georgiopoulos
Name: John C. Georgiopoulos
Title: Manager

By:	/s/ Brian Kerr
Name: Brian Kerr
Title: Manager

GMR SPARTIATE LLC, GMR SPYRIDON LLC, GMR STAR LLC, GMR STRENGTH LLC, GMR SUN LLC, GMR TRADER LLC, GMR TRUST LLC, GMR KARA G LLC, as Guarantors

By:	/s/ John C. Georgiopoulos
Name: John C. Georgiopoulos
Title: Manager

By:	/s/ Brian Kerr
Name: Brian Kerr
Title: Manager

GENERAL MARITIME MANAGEMENT LLC,
as a Guarantor

By:	/s/ Milton H. Gonzales
Name: Milton H. Gonzales
Title: Manager

GMR ADMINISTRATION CORP.,
as a Guarantor

By:	/s/ Jeffrey D. Pribor
Name: Jeffrey D. Pribor
Title: Vice President

GMR NEWBUILDING 1, LLC,
GMR NEWBUILDING 2, LLC,
GMR NEWBUILDING 3, LLC,
GMR NEWBUILDING 4, LLC,
as Guarantors

By: General Maritime Corporation, Member

By:	/s/ John C. Georgiopoulos
Name: John C. Georgiopoulos
Title: Executive Vice President

By: GMR Administration Corp., Member

By:	/s/ Jeffrey D. Pribor
Name: Jeffrey D. Pribor
Title: Vice President

EXHIBIT A
SCHEDULE I

COMMITMENTS

Lender	Commitments
NORDEA BANK FINLAND PLC, NEW YORK BRANCH	$129,687,500
DNB NOR BANK ASA, NEW YORK BRANCH	$129,687,500
HSH NORDBANK AG	$129,687,500
THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND	$61,875,000
DRESDNER BANK AG IN HAMBURG	$61,875,000
THE ROYAL BANK OF SCOTLAND PLC	$61,875,000
ALLIANCE & LEICESTER COMMERCIAL BANK PLC	$47,812,500
LLOYDS TSB BANK PLC	$42,500,000
CITIBANK, N.A	$28,125,000
DANISH SHIP FINANCE A/S (DANMARKS SKIBSKREDIT A/S)	$28,125,000
NATEXIS BANQUES POPULAIRES	$28,125,000
SUMITOMO MITSUI BANKING CORP., NEW YORK	$28,125,000
ALLIED IRISH BANKS, P.L.C.	$25,000,000
FORTIS CAPITAL CORP.	$25,000,000
SKANDINAVISKA ENSKILDA BANKEN AB (PUBL)	$25,000,000
BAYERISCHE HYPO- UND VEREINSBANK AG	$25,000,000
CREDIT INDUSTRIEL ET COMMERCIAL, NEW YORK BRANCH	$22,500,000
Total:	$900,000,000